UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

10X CAPITAL VENTURE ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1 Word Trade Center, 85th Floor New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VCXB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

On December 8, 2022, certain investors (the “10X III Investors”) of 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“10X III”), entered into a non-redemption agreement (the “Non-Redemption Agreements”) with 10X III and 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company (“Sponsor”).

Pursuant to the Non-Redemption Agreements, such 10X III Investors agreed, for the benefit of 10X III, to vote certain 10X III ordinary shares now owned or hereafter acquired (the “Investor Shares”) in favor of the proposal to amend 10X III’s organizational documents to extend the time 10X III is permitted to close a business combination and not to redeem the Investor Shares in connection with such proposal. In connection with these commitments from the 10X III Investors, Sponsor has agreed to transfer to each 10X III Investor an amount of its Class B ordinary shares (the “Transferred Sponsor Shares”) on or promptly after the closing of 10X III’s initial business combination.

10X III and Sponsor may enter into additional non-redemption agreements with investors, provided that, if the ratio of Transferred Sponsor Shares to Investor Shares in any such other agreement is greater than the ratio provided for in the Non-Redemption Agreements, the amount of Transferred Sponsor Shares to be received by the 10X III Investors pursuant to the Non-Redemption Agreements shall be adjusted to match such greater ratio.

The foregoing description of the Non-Redemption Agreements is subject to and qualified in its entirety by reference to the full text of the form of Non-Redemption Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Item 7.01. Regulation FD Disclosure.

10X III announced today that it has entered into a non-binding letter of intent (the “LOI”) for a proposed business combination with Sparks Energy, Inc. (“Sparks”). Sparks is a leader in storm response and energy restoration management with qualified crews for overhead/underground distribution, transmission, substation and row operations.

Under the terms of the LOI, 10X III and Sparks would become a combined entity, with Spark’s existing shareholders exchanging their shares in Sparks for equity in the combined public company. 10X III expects to announce additional details regarding the proposed business combination when a definitive agreement is executed.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to board and shareholder approval of both companies, regulatory approvals and other customary conditions.

The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 as amended (the “Securities Act”), or the Exchange Act.

Additional Information and Where to Find It

On November 17, 2022, 10X III filed a preliminary proxy statement (the “Extension Proxy Statement”) to hold an extraordinary general meeting to seek shareholder approval to amend and restate 10X III’s Amended and Restated Memorandum and Articles of Association to extend the date by which 10X III must consummate an initial business combination, from January 14, 2023 to July 14, 2023 (the “Extended Date”) and to allow 10X III’s board of directors, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to three times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, to October 14, 2023 (the “Extension Proposal”). The Extension Proxy Statement can be obtained, without charge, at the website of the U.S. Securities and Exchange commission (the “SEC”) at www.sec.gov.

If a legally binding definitive agreement with respect to the proposed business combination is executed, 10X III intends to file with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of 10X III, in connection with the proposed business combination. After the Registration Statement is declared effective, 10X III will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. The definitive proxy statement/prospectus will be mailed to shareholders of 10X III as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: 10X Capital Venture Acquisition Corp. III, 1 World Trade Center, 85th Floor, New York, NY 10007.

10X III urges investors, stockholders and other interested persons to read the Extension Proxy Statement and, when available, the Registration Statement, as well as other documents filed with the SEC because these documents do and will contain important information about 10X III, the Extension Proposal, the potential target company and the proposed transaction.

Participants in the Solicitation

10X III and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of 10X III’s shareholders with respect to the Extension Proposal and the potential transaction described herein. Investors and security holders may obtain more detailed information regarding the names and interests of 10X III’s directors and officers in 10X III’s filings with the SEC, including the Registration Statement to be filed with the SEC by 10X III, which will include the proxy statement of 10X III for the proposed business combination.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K (this “Current Report”) may be considered forward-looking statements. Forward-looking statements generally relate to future events or 10X III’s future financial or operating performance. For example, statements about the 10X III’s shareholders’ approval of the Extension Proposal, 10X III’s ability to enter into a definitive agreement or consummate the proposed business combination, Sparks’ business and product development, and 10X III’s ability to obtain the financing necessary to consummate the proposed business combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by 10X III and its management, are inherently uncertain. These forward-looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of 10X III of the Extension Proposal is not obtained; 10X III’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with Sparks; the risk that the approval of the shareholders of 10X III for the proposed business combination is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination or difficulty in integrating the businesses of 10X III and Sparks; the amount of redemption requests made by 10X III’s shareholders and the amount of funds remaining in 10X III’s trust account after satisfaction of such requests; the performance of Sparks’ business, competition, demand, and regulatory risks other risks and uncertainties described in 10X III’s registration statement on Form S-1 and Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2021 and its subsequent Quarterly Reports on Form 10-Q, and in the Registration Statement to be filed by 10X III with the SEC in connection with the proposed business combination.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. 10X III does not undertake any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2022

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer

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